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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                       -------------------------------


                                  FORM 8-K


                               CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                       -------------------------------


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 15, 2002


                     ENBRIDGE ENERGY MANAGEMENT, L.L.C.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





    DELAWARE                        1-10934                      61-1414604
(STATE OR OTHER               (COMMISSION FILE NO.)           (I.R.S. EMPLOYER
 JURISDICTION)                                               IDENTIFICATION NO.)


                 1100 Louisiana, Suite 3300, Houston, Tx 77002
              (Address Of Principal Executive Offices) (Zip Code)


      Registrant's Telephone Number, Including Area Code: (713) 650-8900


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ITEM 9.  REGULATION FD DISCLOSURE

    Set forth below is a press release of Enbridge Energy Management, L.L.C. that was released on October 10, 2002 regarding the pricing of its initial public offering of 9,000,000 of its shares.



                                 NEWS RELEASE

Enbridge Energy Management, L.L.C. (NYSE:EEQ) ("Enbridge Management") today announced it has priced the initial public offering of 9,000,000 of its shares at $39.00 per share, less an underwriting discount and other expenses of the offering. Enbridge Management shares will trade under the symbol "EEQ" on the New York Stock Exchange commencing on Friday, October 11, 2002. The shares represent limited liability company interests in Enbridge Management and carry limited voting rights. The transaction is expected to close on October 17, 2002.

Enbridge Management was formed to manage and control the business and affairs of Enbridge Energy Partners, L.P. (NYSE:EEP) ("the Partnership"), and its only asset will be an approximate 20% limited partner interest in the Partnership. The Partnership owns the U.S. portion of the world's longest liquid petroleum pipeline and recently diversified into natural gas gathering, treating, processing and transmission in east Texas.

Goldman, Sachs & Co. acted as sole book-running lead manager for the offering. The underwriting group included Banc of America Securities LLC, CIBC World Markets Corp., Credit Suisse First Boston Corporation, RBC Dain Rauscher Inc. and UBS Warburg LLC. The offering could be increased by an additional 1,350,000 shares at the option of the underwriters.

The registration statement filed with the U.S. Securities and Exchange Commission with respect to this offering was declared effective today. A copy of the final prospectus may be obtained from Goldman, Sachs & Co., 85 Broad Street, New York, NY 10004, telephone: 212-902-1171 or 1172.

The listing requirements of the NYSE require that the Company disclose that additional information is available upon which the NYSE relied to list the Company, and is included in Enbridge Management's listing application. Such information is available to the public upon request.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Class A Common Units of Enbridge Energy Partners, L.P. (www.enbridgepartners.com) are traded on the New York Stock Exchange under the symbol "EEP." Enbridge Energy Company, Inc., an indirect wholly owned subsidiary of Enbridge Inc. of Calgary, Alberta, is the general partner of and will hold an effective 14.1% interest in Enbridge Partners, following close of the above noted offering. Enbridge Inc.'s common shares are traded on the Toronto Stock Exchange and on the New York Stock Exchange under the symbol "ENB."

INVESTOR RELATIONS CONTACT:
Tracy Barker
Toll-free: (866) EEP INFO or (866) 337-4636
Facsimile: (713) 821-2230
E-mail: investor@enbridgepartners.com

MEDIA CONTACT:
Denise Hamsher
Telephone: (713) 821-2089
Facsimile: (713) 821-2230
E-mail: media@enbridgepartners.com





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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ENBRIDGE ENERGY MANAGEMENT, L.L.C.
                               (Registrant)



                                    /s/ Jody L. Balko
                                    -------------------
                                    Jody L. Balko
                                    Controller
                                    (Principal Accounting Officer)


Date: October 15, 2002